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                                                                    EXHIBIT 99.1



                                                                    NEWS RELEASE

FOR IMMEDIATE RELEASE


            BAY NETWORKS REPORTS FOURTH QUARTER FISCAL 1998 RESULTS

SANTA CLARA, CALIF., JULY 20, 1998 -- Bay Networks, Inc. (NYSE: BAY) today reported results for its fourth fiscal quarter and its fiscal year ended June 27, 1998. For its fourth fiscal quarter of 1998, the company reported revenue of $618.3 million, an increase of 13.0% from the preceding quarter and an increase of 13.9% for the corresponding quarter of the preceding year. Net income for the fourth quarter was $20.6 million, or $0.09 per share; these results include a charge of $7.0 million for in-process research and development charges related to the acquisitions of Netwave Technologies, Inc. and Phase2 Networks, Inc., both of which were completed during the fourth fiscal quarter. Excluding these charges, pro-forma net income and related pro-forma income per share in the fourth quarter were $27.6 million and $0.12, respectively.

Bay Networks reported record revenue for fiscal year 1998 of $2,411.7 million, a 15.2% increase compared to revenue of $2,093.1 million for fiscal year 1997. Net loss and loss per share for fiscal year 1998 were $(34.8) million and $(0.16), respectively. Fiscal year 1998 results included charges relating to write-offs of in-process research and development and the cumulative effect of a change in accounting principle. Excluding these charges, net income and earnings per share for fiscal year 1998 were $145.7 million and $0.65 respectively. For fiscal year 1997 net loss and loss per share were $(285.0) million and $(1.46), respectively. The fiscal year 1997 results included charges relating to merger and acquisition activities, business alignment, and restructuring and severance. Excluding these charges, fiscal year 1997 net income and earnings per share were $118.6 million and $0.59, respectively.

"We had a strong finish to fiscal 1998 as indicated by the 13% sequential growth we achieved in the fourth quarter," said Dave House, chairman, CEO and president of Bay Networks. "Revenue from North America hit record levels reflecting robust end-user demand. At the same time, channel inventories continue to be at healthy levels."

"New products contributed more than 55% of revenue for the third consecutive quarter. Switching products, which grew 87% year-over-year, fueled this performance. The Accelar(TM) family of routing switches delivered strong sequential growth again this quarter. We introduced several key products and initiatives, including the introduction of the Versalar(TM) 15000 and the establishment of the Bay Networks Open Routing Division. The Versalar 15000 is a new class of product that provides Internet Service Providers (ISPs) with unprecedented IP Class of Service (CoS) features and an extremely high concentration of dedicated connections. The Bay Networks Open Routing Division will license and sell a portable version of Bay Networks Routing Services (BayRS(TM)) technology," continued House.

"We believe that the work we accomplished over the past fiscal year - specifically, re-energizing the product line, strengthening the product development cycle, and



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implementing major steps in our Adaptive Networking strategy - positions the
Company for continued growth," concluded House.

ABOUT BAY NETWORKS

Bay Networks - Where Information Flows(TM), Bay Networks, Inc. (NYSE: BAY) is a leader in the worldwide networking market, providing a complete line of products that serve corporate enterprises, service providers and telecommunications carriers. The company offers frame and ATM switches, routers, shared media, remote and Internet Access solutions, IP services and network management applications, all integrated by Bay Networks' Adaptive Networking strategy. With headquarters in Santa Clara, California, Bay Networks markets its products and services around the world, providing 7x24-support coverage. For additional information visit the company's World Wide Web site at http://www.baynetworks.com or call 800-8-BAYNET.

This release, other than historical financial information, may consist of forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. For instance, factors, which could cause results to differ from future events, include the rate of adoption of new technology, competitive pricing actions and marketing programs, among others. Readers are referred to the documents filed by Bay Networks with the S.E.C., including the most recent reports on Forms 10-K and 10-Q and the preliminary proxy material filed July 2, 1998, describing the agreement and plan of merger by and among Bay Networks, Northern Telecommunications Limited and Nortel Sub. These documents identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Bay Networks is a registered trademark and Bay Networks - Where Information Flows, Accelar, Versalar, and BayRS are trademarks of Bay Networks, Inc.



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                              [BAY NETWORKS LOGO]


                    For the Three Months Ended June 27, 1998
                Pro Forma (w/o In-Process Research & Development)
                    (In thousands, except per share amounts)


                                      Pro Forma                     In-Process     In-Process        As
                                      Operations                      Phase2        Netwave       Reported
                                      -----------                  -----------     ----------    ----------
                                       Qtr. Ended                   Qtr. Ended     Qtr. Ended    Qtr. Ended
                                         Jun.98                      Jun. 98         Jun.98        Jun.98
                                         ------                      -------         ------        ------
Revenue                                 618,326        100.0%             --             --        618,326         100.0%

Cost of sales                           326,220         52.8%             --             --        326,220          52.8%
                                        -------                      -------        -------        -------

   Gross profit                         292,106         47.2%             --             --        292,106          47.2%
                                        -------                      -------        -------        -------

Operating expenses:
  Research and development               90,032         14.6%             --             --         90,032          14.6%
  Sales and marketing                   148,558         24.0%             --             --        148,558          24.0%
  General and administrative             25,922          4.2%             --             --         25,922           4.2%
  In-process research & development           0          0.0%            710          6,264          6,974           1.1%
                                        -------                      -------        -------        -------
      Total operating expenses          264,512         42.8%            710          6,264        271,486          43.9%
                                        -------                      -------        -------        -------

Income (loss) from operations            27,594          4.5%           (710)        (6,264)        20,620           3.3%

Net interest income and other             9,384          1.5%             --             --          9,384           1.5%
                                        -------                      -------        -------        -------

Income (loss) before provision for
   income taxes                          36,978          6.0%           (710)        (6,264)        30,004           4.9%

Provision for income taxes                9,371          1.5%             --             --          9,371           1.5%
                                        -------                      -------        -------        -------

Net income (loss)                        27,607          4.5%           (710)        (6,264)        20,633           3.3%
                                        =======                      =======        =======        =======

Weighted average common shares          222,452                      222,452        222,452        222,452
                                        =======                      =======        =======        =======

Dilutive potential common shares        228,656                      228,656        228,656        228,656
                                        =======                      =======        =======        =======

Basic earnings (loss) per share         $  0.12                       ($0.00)        ($0.03)         $0.09
                                        =======                      =======        =======        =======

Diluted earnings (loss) per share       $  0.12                       ($0.00)        ($0.03)         $0.09
                                        =======                      =======        =======        =======




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                              [BAY NETWORKS LOGO]


                     For the Fiscal Year Ended June 27, 1998
     Pro Forma (w/o Cumulative Effect of Change in Accounting Principle and
                       In-Process Research & Development)
                    (In thousands, except per share amounts)


                                                                  Cumulative
                                          Pro Forma           Effect of Change in     In-Process      In-Process      In-Process
                                         Operations           Accounting Principle     Phase2          Netwave        Netsation
                                         ----------           --------------------    ----------      ----------      ---------
                                         Year Ended               Qtr. Ended          Qtr. Ended      Qtr. Ended      Qtr. Ended
                                          Jun. 98                  Dec. 97              Jun.98          Jun. 98        Mar. 98
                                          -------                   -------           ----------      ----------      ----------
Revenue                                  2,411,702   100.0%             --                   --             --               --

Cost of sales                            1,225,114    50.8%             --                   --             --               --
                                        ----------             -----------           ----------     ----------       ----------

  Gross profit                           1,186,588    49.2%             --                   --             --               --

Operating expenses:
  Research and development                 350,779    14.5%             --                   --             --               --
  Sales and marketing                      556,893    23.1%             --                   --             --               --
  General and administrative               101,046     4.2%             --                   --             --               --
  In-process research & development             --     0.0%             --                  710          6,264            7,920
                                        ----------             -----------           ----------     ----------       ----------
      Total operating expenses           1,008,718    41.8%             --                  710          6,264            7,920
                                        ----------             -----------           ----------     ----------       ----------

Income (loss) from operations              177,870     7.4%             --                 (710)        (6,264)          (7,920)

Net interest income and other               37,999     1.6%             --                   --             --               --
                                        ----------             -----------           ----------     ----------       ----------

Income (loss) before provision for
income taxes and cumulative effect
of change in accounting principle          215,869     9.0%             --                 (710)        (6,264)          (7,920)

Provision for income taxes                  70,195     2.9%             --                   --             --               --
                                        ----------             -----------           ----------     ----------       ----------

Income (loss) before cumulative
effect of change in accounting principle   145,674     6.0%             --                 (710)        (6,264)          (7,920)
                                        ----------             -----------           ----------     ----------       ----------

Cumulative effect of change in
accounting principle                            --     0.0%         12,018                   --             --               --
                                        ----------             -----------           ----------     ----------       ----------

Net income (loss)                          145,674     6.0%        (12,018)                (710)        (6,264)          (7,920)
                                        ==========             ===========           ==========     ==========       ==========

Weighted average common shares             216,025                 216,025              216,025        216,025          216,025
                                        ==========             ===========           ==========     ==========       ==========

Dilutive potential common shares           224,746                 216,025              216,025        216,025          216,025
                                        ==========             ===========           ==========     ==========       ==========

Basic earnings (loss) per share              $0.67                  $(0.06)              $(0.00)        $(0.03)          $(0.03)
                                        ==========             ===========           ==========     ==========       ==========

Diluted earnings (loss) per share            $0.65                  $(0.06)              $(0.00)        $(0.03)          $(0.03)
                                        ==========             ===========           ==========     ==========       ==========



                                              In-Process      In-Process           As
                                               New Oak          NetICs          Reported
                                              -----------    ------------       ----------
                                               Qtr. Ended      Qtr. Ended       Year Ended
                                                Mar. 98         Sep. 97          Jun'98
                                               ----------      ----------       ----------
Revenue                                              --               --        2,411,702       100.0%

Cost of sales                                        --               --        1,225,114        50.8%
                                             ----------       ----------       ----------

  Gross profit                                       --               --        1,186,588        49.2%

Operating expenses:
  Research and development                           --               --          350,779        14.5%
  Sales and marketing                                --               --          556,893        23.1%
  General and administrative                         --               --          101,046         4.2%
  In-process research & development             146,120            7,392          168,406         7.0%
                                             ----------       ----------       ----------
      Total operating expenses                  146,120            7,392        1,177,124        48.8%
                                             ----------       ----------       ----------

Income (loss) from operations                  (146,120)          (7,392)           9,464         0.4%

Net interest income and other                        --               --           37,999         1.6%
                                             ----------       ----------       ----------

Income (loss) before provision for
income taxes and cumulative effect
of change in accounting principle              (146,120)          (7,392)          47,463         2.0%

Provision for income taxes                           --               --           70,195         2.9%
                                             ----------       ----------       ----------

Income (loss) before cumulative
effect of change in accounting principle       (146,120)          (7,392)         (22,732)      -0.9%
                                             ----------       ----------       ----------

Cumulative effect of change in
accounting principle                                 --               --           12,018         0.5%
                                             ----------       ----------       ----------

Net income (loss)                              (146,120)          (7,392)         (34,750)      -1.4%
                                             ==========       ==========       ==========

Weighted average common shares                  216,025          216,025          216,025
                                             ==========       ==========       ==========

Dilutive potential common shares                216,025          216,025          216,025
                                             ==========       ==========       ==========

Basic earnings (loss) per share                  $(0.68)          $(0.03)          $(0.16)
                                             ==========       ==========       ==========

Diluted earnings (loss) per share                $(0.68)          $(0.03)          $(0.16)
                                             ==========       ==========       ==========




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                              [BAY NETWORKS LOGO]




-----------------------------------------------------------------------------------------------------------------
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS        Three Months Ended                Fiscal Year Ended
-----------------------------------------------------------------------------------------------------------------
(In thousands, except per share amounts)            June 27,         June 30,         June 27,          June 30,
                                                 -----------      -----------       -----------       -----------
                                                     1998             1997             1998              1997
                                                 -----------      -----------       -----------       -----------
Revenue                                          $   618,326      $   542,976       $ 2,411,702       $ 2,093,060
Cost of sales                                        326,220          279,864         1,225,114         1,074,886
                                                 -----------      -----------       -----------       -----------
   Gross profit                                      292,106          263,112         1,186,588         1,018,174
                                                 -----------      -----------       -----------       -----------
Operating expenses:
   Research and development                           90,032           73,022           350,779           269,835
   Sales and marketing                               148,558          128,428           556,893           537,676
   General and administrative                         25,922           21,726           101,046            87,841
   In-process research and development                 6,974          148,513           168,406           356,699
   Restructuring/severance charges                        --               --                --            32,188
                                                 -----------      -----------       -----------       -----------
     Total operating expenses                        271,486          371,689         1,177,124         1,284,239
                                                 -----------      -----------       -----------       -----------
Income (loss) from operations                         20,620         (108,577)            9,464          (266,065)
Net interest income and other                          9,384            3,782            37,999            17,936
                                                 -----------      -----------       -----------       -----------
Income (loss) from continuing operations
  before income taxes and cumulative effect
  of a change in accounting principle                 30,004         (104,795)           47,463          (248,129)
Provision for income taxes                             9,371           13,243            70,195            36,913
                                                 -----------      -----------       -----------       -----------
Income (loss) from continuing operations
  before cumulative effect of a change in
  accounting principle                                20,633         (118,038)          (22,732)         (285,042)
Cumulative effect of a change in accounting
  principle, net of tax                                   --               --            12,018                --
                                                 -----------      -----------       -----------       -----------
Net income (loss)                                $    20,633      $  (118,038)      $   (34,750)      $  (285,042)
                                                 ===========      ===========       ===========       ===========

Earnings (loss) per share amounts:
Income (loss) from continuing operations
  before cumulative effect of a change in
  accounting principle:
   Basic earnings (loss) per share               $      0.09      $     (0.59)      $     (0.10)      $     (1.46)
                                                 ===========      ===========       ===========       ===========
   Diluted earnings (loss) per share             $      0.09      $     (0.59)      $     (0.10)      $     (1.46)
                                                 ===========      ===========       ===========       ===========
Cumulative effect of a change in accounting
  principle:
   Basic earnings per share                      $        --      $        --       $      0.06       $        --
                                                 ===========      ===========       ===========       ===========
   Diluted earnings per share                    $        --      $        --       $      0.06       $        --
                                                 ===========      ===========       ===========       ===========
Net income (loss):
   Basic earnings (loss) per share               $      0.09      $     (0.59)      $     (0.16)      $     (1.46)
                                                 ===========      ===========       ===========       ===========
   Diluted earnings (loss) per share             $      0.09      $     (0.59)      $     (0.16)      $     (1.46)
                                                 ===========      ===========       ===========       ===========

Weighted average common shares                       222,452          200,299           216,025           194,745
                                                 ===========      ===========       ===========       ===========
Dilutive potential common shares                     228,656          200,299           216,025           194,745
                                                 ===========      ===========       ===========       ===========


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
-----------------------------------------------------------------------------------
CONDENSED CONSOLIDATED BALANCE SHEETS
-----------------------------------------------------------------------------------
(In thousands)                                             June  27,       June 30,
                                                         ----------      ----------
                                                             1998            1997
                                                         ----------      ----------
      ASSETS
Cash and cash equivalents                                $  416,753      $  529,962
Short-term investments                                      342,440         105,180
Accounts receivable, net                                    337,656         277,860
Inventories                                                 166,831         144,468
Deferred income taxes                                       130,994         121,596
Other current assets                                         55,383          69,351
                                                         ----------      ----------
         Total current assets                             1,450,057       1,248,417

Investments                                                 205,081         146,367
Property and equipment, net                                 255,676         241,069
Goodwill                                                    116,568         113,811
Other assets                                                 80,897          16,382
                                                         ----------      ----------
         Total assets                                    $2,108,279      $1,766,046
                                                         ==========      ==========
      LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable                                         $  151,141      $  117,596
Accrued expenses                                            220,334         201,266
Accrued income taxes                                         24,554          39,269
Deferred revenue                                             68,699          62,678
                                                         ----------      ----------
         Total current liabilities                          464,728         420,809

Long-term debt                                               91,995         109,995
Stockholders' equity                                      1,551,556       1,235,242
                                                         ----------      ----------
         Total liabilities and stockholders' equity      $2,108,279      $1,766,046
                                                         ==========      ==========